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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 10, 1998


                          FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



         ARKANSAS                       0-11916                   71-0538646
  (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)             File Number)              Identification
                                                                   Number)


             MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS 71730
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (870) 863-3181




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ITEM 5.  OTHER EVENTS.

         On December 31, 1997, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired by merger all of the issued and outstanding common stock of City Bank & Trust of Shreveport, Shreveport, Louisiana ("CBT"), pursuant to the Agreement and Plan of Reorganization, dated June 18, 1997 ("Agreement"), whereby First United acquired all of the outstanding shares of common stock of CBT and satisfied unexercised stock options of CBT common stock in exchange for the issuance of 424,880 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for shares and options are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-37281 as filed with the Securities and Exchange Commission ("SEC") on October 6, 1997, and Amendment No. 1 thereto filed on November 3, 1997, which became effective November 4, 1997. Furthermore, additional information regarding the consummation of the transaction can be found in the current report on Form 8-K filed by First United on January 14, 1998.

         The transaction was accounted for using the pooling of interest method and therefore certain trading restrictions were placed on the shares of common stock of First United held by affiliates of CBT received pursuant to the Agreement, said restrictions to be in place until the publication of certain financial data regarding 30 day post-merger combined operations of the constituent corporations. The following is a disclosure of the summary financial data of the combined operations of CBT and First United for the period ended January 30, 1998.


                          FIRST UNITED BANCSHARES, INC.
                                  SUMMARY DATA
                             MONTH ENDED JANUARY 30

                                       JANUARY 30, 1998      JANUARY 30, 1997
 (thousands)
 Total Assets                                 1,932,206             1,840,233
 Total Loans                                  1,023,837               898,097
 Total Deposits                               1,624,091             1,571,103
 Total Equity                                   198,074               179,238
 Net Interest Income                             11,938                11,163
 Net Income                                       2,171                 1,912




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST UNITED BANCSHARES, INC.
                                        (Registrant)


                                        By /S/ John E. Burns
                                           ------------------------------
                                           John E. Burns, Senior Vice President
                                           and Chief Financial Officer


Date:  February 10, 1998



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